UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-22533

                   Duff & Phelps Global Utility Income Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500

                                     Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder Duff & Phelps Global Utility Income Fund Inc. 200 South Wacker Drive, Suite 500 Chicago, Illinois 60606	Lawrence R. Hamilton, Esq. Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: 312-368-5510

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2016

Item 1. Reports to Stockholders.

The Semi-Annual Report to Stockholders follows.

Semi-Annual Report

April 30, 2016

Fund Distributions and Managed Distribution Plan: Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) has been paying a regular 35.0 cent per share quarterly distribution on its common stock since September 2011. In June 2015, the Fund’s Board of Directors (the “Board”) adopted a Managed Distribution Plan (the “Plan”), which provides for the Fund to continue to make a quarterly distribution on its common stock of 35.0 cents per share. Under the Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the steady distribution rate that has been approved by the Board.

If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

Whenever a quarterly distribution includes a capital gain or return of capital component, the Fund will provide you with a written statement indicating the sources of the distribution and the amount derived from each source. As the most recent quarterly statement from the Fund indicated, the cumulative distributions paid this fiscal year to date through April 30, 2016 were estimated to be composed of net investment income, capital gains and return of capital.

The amounts and sources of distributions reported in written statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Board may amend, suspend, or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.

The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dpgfund.com under the “Dividend and Distributions” tab. The tax characterization of the Fund’s distributions for the last five years can also be found on the website under the “Tax Information” tab.

LETTER TO SHAREHOLDERS

June 17, 2016

Dear Fellow Shareholders:

We are pleased to present this semi-annual report for the Duff & Phelps Global Utility Income Fund Inc. (the “Fund”). U.S. real economic growth has been slow but steady over the past year, with real GDP growth at 2.0% in the four quarters ended in March, 2016, according to the preliminary estimate by the Bureau of Economic Analysis. All eyes have been on Federal Reserve policy in the wake of their first tightening move last December. Members of the Federal Open Market Committee (“FOMC”) have emphasized that another move is data dependent, which includes domestic as well as international developments. In our view, the strongest domestic data are measures relating to employment, wages, and the consumer. Other indicators, like new orders for durable goods and industrial production, suggest a continuation of lackluster economic growth in the U.S. Internationally, economic activity appears to be tepid. So, with these conflicting data indicators, the outlook for Fed policy is less than clear.

Despite the uncertainty regarding the timing of interest rates moves, income-oriented investments have performed fairly well this year. A recovery in oil prices has significantly helped the valuation of midstream-energy-oriented master limited partnerships (“MLPs”) and the equities of other energy-infrastructure-related companies. In managing the portfolio, we continue to focus on companies with strong business fundamentals, which we believe will underpin a company’s ability to maintain, and perhaps grow, dividend payments and distributions to shareholders. We continue to believe that the Fund’s concentration on income from investments in utility and midstream energy companies remains an attractive investment focus.

Performance Review: On a net asset value (“NAV”) basis, the Fund’s annualized total return (income plus change in the NAV of the portfolio) was 6.9% from its inception date of July 29, 2011, through April 30, 2016, outperforming the Composite Index, which had a 5.2% annualized total return for that same period. The Composite Index is composed of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted to reflect the stock sector allocation of the Fund. On a market value basis, the Fund had an annualized total return of 3.7% from inception through April 30, 2016, below the 5.2% annualized total return of the Composite Index for the same period. For the six-months ended April 30, 2016, the Fund’s NAV total return was 1.8% and its market value total return was 7.3%, versus the Composite Index’s 1.5% total return.

The table below compares the performance of the Fund to various market indices.

Total Returns[1] For the period indicated through April 30, 2016
	Six Months	One Year	Three Years (annualized)	From Inception 7/29/11 (annualized)
Duff & Phelps Global Utility Income Fund Inc.
Market Value[2]	7.3%	-11.1%	1.4%	3.7%
Net Asset Value[3]	1.8%	-12.2%	1.8%	6.9%
Composite Index[4]	1.5%	-7.6%	1.7%	5.2%
MSCI U.S. Utilities Index[4]	12.1%	11.1%	7.6%	11.1%
MSCI World ex U.S. Utilities Index[4]	-1.3%	-2.9%	1.6%	0.2%
MSCI World Telecom Services Index[4]	4.9%	1.9%	7.0%	7.7%
Alerian MLP Index[4]	-5.7%	-28.7%	-7.4%	2.2%
S&P 500 Index	0.4%	1.2%	11.3%	12.8%

¹	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
²	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.
³	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 14 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the Fund.
[4]	The Composite Index is a composite of the returns of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of quarter market values. The indices are calculated on a total return basis, net of foreign withholding taxes, with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges; and they are not available for direct investment. Source: Index returns were obtained from MSCI and Morningstar Direct.

Market and Fund Update: Since our annual letter in December, broad equity markets have moved both up and down depending on current expectations regarding potential FOMC policy actions, commodity price weakness, and geopolitical developments. As discussed above, real GDP grew at a 2.0% pace over the year ended March 31, 2016. Domestic investment adjusted for inflation has slowed materially over the past few years, in large part due to the decline in oil prices and resulting capital expenditure cutbacks. At the same time, real personal consumption expenditures have been rising in the 2 1/2-3 1/2% range, and residential investment has accelerated.

Monthly data indicators have been mixed, with employment, wages, and consumer confidence exhibiting some positive momentum. However, measures relating to industrial activity have been softer, hurt in part by the strength in the U.S. dollar and the lingering effects of lower energy prices on the oil patch from mid-2014 through late last year. Consumer prices have accelerated modestly recently: The Consumer Price Index, excluding food and energy, rose at a 2.1% rate over the twelve-month period ended in April, while the Personal Consumption Expenditure Price Index, excluding food and energy, increased 1.6% over the same twelve-month period.

We think underlying growth will remain in the 2%-3% range in coming quarters, accompanied by slowly improving economic activity in Europe. Our current expectation is for the FOMC to follow a shallow, data-dependent path for any further interest rate increases as the year progresses. The question still is whether there will be one or two moves in 2016. Traditionally the Fed has liked to steer clear of rate hikes around an election, so any increases would likely come well ahead of the FOMC meeting scheduled for early November, right before Election Day.

We believe that the Fund’s investments in companies that we have identified as offering stable-to-growing dividends underpinned by predictable cash flows remain an attractive prospect for investors desiring income. As of April 30, 2016, the Fund’s $1.40 annual distribution rate was 8.4% of market price and 7.4% of NAV, compared to the Composite Index’s distribution rate of 4.6%. In addition, the Fund’s annual distribution rate compares favorably to the April 30, 2016, 10-year Treasury yield of 1.8% and the S&P 500’s distribution rate of 2.2%. The Fund’s geographic and sector investment allocations as of April 30, 2016, are shown in pie charts later in this report. About 49% of the Fund’s assets are invested internationally. The Fund’s sector allocation is 48% in electric, gas and water; 26% in telecommunication services; and 25% in oil & gas storage, transportation and production (i.e., midstream energy).

Domestic utility stock prices, as measured by the MSCI U.S. Utility Index, increased 12.1% and 11.1%, respectively, over the six- and twelve-month periods ended April 30, 2016, outperforming the broader S&P 500 Index, which was up 0.4% and 1.2% over the same time periods. Utility stocks performance has historically improved after the FOMC’s first rate increase in a new cycle, and they followed that pattern in this cycle, as well.

In the U.S., reported earnings for the Fund’s utility holdings were generally in line with expectations. The warm winter weather had a negative impact in the first quarter of 2016, but many companies were able to control costs to offset the effects of mild weather. Investments in renewable energy investments were highlighted on many management calls. In addition, there were announcements of additional coal plant retirements, which is a positive theme we have been highlighting. We expect coal generation to continue to be replaced with cleaner generation sources, driving regulated rate base growth and earnings. Rate base growth also is supported by investments to improve the safety of natural gas pipelines. We expect this trend will continue to unfold over the course of many years, which reinforces our favorable outlook for utility returns over the medium-to-long term.

International utility total returns improved over the past six months, due in part to the recent pullback in the value of the dollar. Regionally, European companies’ performance improved, and the Fund’s Australian holdings have also done well. The Fund’s holdings in the U.K. have been affected both positively and negatively over changing sentiment regarding the “Brexit ” vote, which will take place late in June. While a domestic U.K. utility business should be relatively insulated from the direct effects of a vote to leave the European Union (compared to an export-focused company), a vote to leave could be negative for the U.K. market overall and, thus, indirectly hurt the performance of U.K. utilities, as well. We shall see.

The U.S. telecom sector, as measured by the S&P Telecom Services Index, outperformed the S&P 500 Index in the six months ended April 30, 2016, largely, we believe, due to investors rotating to defensive sectors. The Fund’s patience with its investments in RLECs (“Rural Local Exchange Carriers”), such as CenturyLink, Frontier Communications, and Windstream Holdings, paid off as the stocks rebounded from oversold levels in 2015. The RLECs offer some of the best yields in the U.S. market outside of the energy sector. However, many investors are skeptical as to whether the RLEC’s investments in network upgrades will be sufficient to result in a return to growing revenues and cash flows. We believe that some RLECs will return to positive growth and patient investors will be rewarded in the meantime with high income.

Overseas, telecom companies were generally weak. In Europe, the telecom sector did not benefit from a “move to defense.” The STOXX Europe 600 Telecommunications Index performed in-line with the broader-market STOXX Europe 600 Index for the six months ending April 30, 2016, and both were down over the period. Investors have largely given up on the market repair theme, which had benefitted the European telecom sector since 2013, as the European Commission blocked mergers in both Denmark and the U.K. The Commission’s actions signal that much-needed market consolidation will not be allowed to play out further in the telecom sector in Europe. In Australia and New Zealand, the Fund’s telecom investments were up slightly and also benefited from moderate strength in the local currencies as compared to the U.S. dollar.

The MLP market, as measured by the Alerian MLP Index, was up 48.1% on a total return basis from its low on February 11, 2016, through the end of April. For the months of March and April, the Alerian Index was up 8.3% and 11.0% respectively, which was record monthly performance for the Index. The recent outperformance can be tied most directly to a sharp recovery in oil prices, flows into mutual funds, and the return of more fundamentally-focused investors after a period of dislocation in the market for much of the fiscal year. We remain cautiously optimistic about the recent stabilization and recovery in oil prices, as shale production declines are accelerating along with the drop in rig count. Saudi Arabia, Russia, and Iran remain largely at odds over production levels, but supply disruptions and a steady decline in non-OPEC production since the beginning of 2016 are overshadowing and marginalizing the role of OPEC. We are also beginning to see a tightening in U.S. natural gas liquids markets, as production declines and exports from the Northeast and Gulf Coast pick up. This benefits the more commodity-sensitive gathering and processing MLPs. Pipeline MLPs are seeing a slowdown in throughput volumes in the first half of 2016, but we continue to view such investments positively, due to visible fee-based cash flows, long lead times on projects, and take-or-pay contracts associated with many of our pipeline MLP holdings. The absence of any newly-announced infrastructure projects and delays of some previously announced projects are not necessarily a near-term issue given the recently challenged, but slowly thawing, capital markets.

In summary, we are optimistic about the MLP market as it regains its footing and sentiment shifts more clearly in a positive direction.

Annual Shareholder Meeting: The annual meeting of the Fund’s shareholders was held on March 15, 2016. At that meeting, holders of the Fund’s common and preferred stock reelected Philip R. McLoughlin and Nathan I. Partain as directors of the Fund, and holders of the Fund’s preferred stock reelected Robert J. Genetski as a director of the Fund.

Board of Directors Meeting: At the regular June 2016 meeting of the Fund’s Board of Directors, the Board elected Clifford W. Hoffman as a director of the Fund for a term ending in 2018, to fill the vacancy created by the resignation of Stewart E. Conner. Mr Hoffman is a retired partner from Deloitte & Touche LLP.

Also, at the June 2016 Board meeting, the Board declared a quarterly distribution of 35 cents per share to holders of record of common stock on September 15, 2016, with the distribution to be payable on September 30, 2016. The 35-cent-per-share quarterly rate, without compounding, would be $1.40 annualized, which is equal to 8.4% of the April 30, 2016, closing price of $16.60 per share.

As previously reported in the annual report for the year ended October 31, 2015, in June 2015, the Board adopted a Managed Distribution Plan (the “Plan”). The Plan provides for the continuation of the 35.0 cent per share quarterly distribution. While the adoption of the Plan does not in any way constitute a guarantee that the Fund will maintain at least a 35.0 cent per share quarterly distribution, it does indicate that the Fund currently intends to use long-term capital gains and/or return of capital, if necessary, to maintain that distribution rate. The Board may amend, suspend or terminate the Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders.

Officer of the Fund Retires: Deborah Jansen, Chief Investment Officer of the Fund, will retire from Duff & Phelps at the end of September after more than 15 years of service to Duff & Phelps and to the shareholders of DPG since its inception. We at Duff & Phelps will miss her leadership and sound counsel on the United States and global economies. We wish her well as she makes the transition to the next phase of her post-Duff & Phelps life.

The Board of Directors has promoted Eric Elvekrog to Vice President and Chief Investment Officer of the Fund, effective on July 1, 2016. Eric has worked with Debbie since the inception of DPG, and he has worked for over two decades at Duff & Phelps. Eric has the rare combination of a CFA and CPA, and has been a member of the utility/infrastructure investment team since joining Duff & Phelps in 1993. We fully expect a seamless transition as Debbie hands the leadership baton over to Eric to guide the Fund.

About the Fund: The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income and (ii) growth in current income, and secondarily from capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry. For purposes of the foregoing policy, dividend paying equity securities must be issued by companies with a market capitalization of at least $500 million at the time of purchase, except with respect to companies in the telecommunications sector, which must have a market capitalization of at least $1 billion at the time of purchase. Also for purposes of the foregoing policy, the utility industry is defined to include the following sectors: electric, gas, water, telecommunications and midstream energy.

These sectors are defined as follows:

•	The electric sector of the utility industry consists of companies involved to a significant extent in the generation, transmission, distribution, delivery or sale of electricity.
•	The gas sector of the utility industry consists of companies involved to a significant extent in the transmission, distribution, delivery or sale of natural gas.
•	The water sector of the utility industry consists of companies involved to a significant extent in the distribution or sale of water.
•	The telecommunications sector of the utility industry consists of companies involved to a significant extent in the transmission of voice, data or other information over the electromagnetic spectrum (including wireline telephone, wireless telephone, cable television, Internet and other communications media).

•	The midstream energy sector of the utility industry consists of companies involved to a significant extent in the gathering, transportation, processing, storing, marketing or distribution of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on equity holdings. As of April 30, 2016, the Fund’s leverage consisted of $100 million of preferred stock and $160 million of debt. On that date, the total amount of leverage represented approximately 26.7% of the Fund’s total assets. The amount and type of leverage used by the Fund is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s NAV and the market value of its common stock. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

Correction of Certain Benchmark Performance Disclosed in Past Reports: As part of Fund management’s review process while creating new internal databases of benchmark information, we discovered that certain of the benchmark performance information contained in management’s discussion of the Fund’s performance in each of the Fund’s Semi- and Annual Reports from the 2013 through 2015 fiscal years (“Reports”) was incorrect. Both the Fund’s NAV and Market performance information disclosed in the Reports was and remains correct. We created supplements to each of the Reports that disclose both which benchmark performance information was incorrect and what is the correct information. These supplements may be found on the Fund’s website as the first page of the copy of each of the Reports posted thereon. This website may be accessed at www.dpgfund.com.

Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, www.dpgfund.com. We appreciate your interest in Duff & Phelps Global Utility Income Fund Inc., and we will continue to do our best to be of service to you.

Deborah A. Jansen, CFA

Vice President & Chief Investment Officer (until July 1, 2016)

Eric Elvekrog, CFA, CPA

Vice President & Chief Investment Officer (effective July 1, 2016)

Nathan I. Partain, CFA

President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward looking statements or views expressed herein.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS

April 30, 2016

(Unaudited)

Shares	Description	Value (Note 2)
COMMON STOCKS & MLP INTERESTS—134.8%

	¢ ELECTRIC, GAS AND WATER—65.7%
578,000	DTE Energy Co.(1)	$51,534,480
21,937,500	Duet Group (Australia)	37,530,509
3,292,000	National Grid plc (United Kingdom)	46,889,078
218,000	NextEra Energy, Inc.	25,632,440
1,220,000	PPL Corp.	45,920,800
2,829,000	Scottish & Southern Energy plc (United Kingdom)	62,417,481
731,700	Southern Co.	36,658,170
1,067,000	Suez Environnement SA (France)	19,670,568
4,116,500	United Utilities Group plc (United Kingdom)	56,509,472
1,030,000	Veolia Environnement SA (France)	25,304,184
564,000	WEC Energy Group, Inc.	32,830,440
568,093	Westar Energy, Inc.	29,319,280

		470,216,902

	¢ OIL & GAS STORAGE, TRANSPORTATION AND PRODUCTION—33.3%
4,287,455	APA Group (Australia)	28,524,789
247,184	DCP Midstream Partners LP	8,075,501
688,861	Enbridge Energy Partners LP	14,906,952
536,346	Energy Transfer Partners LP	19,002,739
802,800	Enterprise Products Partners LP	21,426,732
280,500	Genesis Energy LP	9,093,810
1,431,854	Kinder Morgan, Inc.	25,429,727
350,000	Knot Offshore Partners LP (Marshall Islands)	6,720,000
400,575	MPLX LP	12,894,509
285,716	NuStar Energy LP	14,411,515
311,528	Targa Resources Corp.	12,604,423
278,834	TC Pipelines LP	15,271,738
600,000	TransCanada Corp. (Canada)	24,914,322
814,270	Williams Partners LP	24,615,382

		237,892,139

Shares	Description	Value (Note 2)

	¢ TELECOMMUNICATIONS—35.8%
810,000	BCE, Inc. (Canada)	$ 37,997,100
1,119,440	Communications Sales & Leasing, Inc.	26,004,590
225,000	Crown Castle International Corp.	19,548,000
4,154,000	Frontier Communications Corp.	23,096,240
1,468,000	Orange SA (France)	24,340,036
15,565,000	Spark New Zealand Ltd. (New Zealand)	40,321,300
7,351,000	TeliaSonera AB (Sweden)	35,105,237
7,610,000	Telstra Corp., Ltd. (Australia)	31,014,462
2,168,200	Windstream Holdings, Inc.	18,819,976

		256,246,941

	Total Common Stocks & MLP Interests (Cost $893,982,155)	964,355,982

SHORT-TERM INVESTMENT—1.2%

	¢ MONEY MARKET MUTUAL FUND—1.2%
8,356,883	Fidelity Institutional Money Market Portfolio I (Seven-day effective yield 0.330%)	8,356,883

	Total Short-term Investment (Cost $8,356,883)	8,356,883

TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—136.0% (Cost $902,339,038)		$972,712,865	(2)

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2016

(Unaudited)

Contracts	Description	Value (Note 2)
WRITTEN OPTIONS—(0.1)%

	¢ CALL OPTIONS—(0.1)%
5,780	DTE Energy Co. Expiration: 07/15/16 Strike price $95.00	$(387,260)

	Total Written Options (Premiums received $486,659)	(387,260)

TOTAL INVESTMENTS AFTER WRITTEN OPTIONS—135.9% (Cost $901,852,379)		$972,325,605

Borrowings—(22.3)%		(160,000,000)
Other assets less liabilities—(13.6)%		(96,993,527)

NET ASSETS APPLICABLE TO COMMON STOCK—100.0%		$715,332,078

(1) All or a portion segregated as collateral for written options.

(2) All or a portion of the total investments before written options have been pledged as collateral for borrowings.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2016:

Level 1
Common stocks & MLP interests	$964,355,982
Money market mutual fund	8,356,883
Written options	(387,260)

Total	$972,325,605

There were no Level 2 or Level 3 priced securities held and there were no transfers between Level 1 and Level 2 related to securities held at April 30, 2016.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

April 30, 2016

(Unaudited)

SECTOR ALLOCATION*

COUNTRY WEIGHTING*	CURRENCY EXPOSURE*

*	Percentages are based on total investments before written options rather than net assets applicable to common stock.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2016

(Unaudited)

ASSETS:
Investments at value (cost $902,339,038)	$972,712,865
Foreign currency at value (cost $229,877)	229,825
Receivables:
Dividends	1,918,247
Reclaims	693,087
Prepaid expenses	54,823

Total assets	975,608,847

LIABILITIES:
Borrowings (Note 8)	160,000,000
Written call options at value, (premiums received $486,659) (Note 5)	387,260
Investment advisory fee (Note 3)	694,463
Administrative fee (Note 3)	55,851
Interest payable on borrowings	10,355
Directors’ fees	5,421
Accrued expenses	115,830
Interest payable on floating rate mandatory redeemable preferred shares (Note 7)	211,258
Floating rate mandatory redeemable preferred shares (liquidation preference $100,000,000, net of deferred offering costs of $1,203,669 (Note 7)	98,796,331

Total liabilities	260,276,769

NET ASSETS APPLICABLE TO COMMON STOCK	$715,332,078

CAPITAL
Common stock ($0.001 par value; 596,000,000 shares authorized and 37,929,806 shares issued and outstanding)	$37,930
Additional paid-in capital	669,968,897
Distributions in excess of net investment income	(7,336,795)
Accumulated net realized loss on investments	(17,811,946)
Net unrealized appreciation on investments, foreign currency translation, and written options	70,473,992

Net assets applicable to common stock	$715,332,078

NET ASSET VALUE PER SHARE OF COMMON STOCK	$18.86

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2016

(Unaudited)

INVESTMENT INCOME:
Dividends (less foreign withholding tax of $925,160)	$26,280,196
Less return of capital distributions (Note 2)	(7,110,077)

Total investment income	19,170,119

EXPENSES:
Investment advisory fees (Note 3)	4,542,174
Administrative fees (Note 3)	324,926
Interest expense and amortization of deferred offering costs on preferred shares (Note 7)	1,317,828
Interest expense and fees on borrowings (Note 8)	875,955
Accounting agent fees	95,510
Professional fees	88,353
Directors’ fees	86,375
Reports to shareholders	79,796
Custodian fees	37,997
Transfer agent fees	5,003
Other expenses	59,327

Total expenses	7,513,244
Less expenses reimbursed by investment advisor (Note 3)	(454,218)

Net expenses	7,059,026

Net investment income	12,111,093

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(10,797,865)
Net realized gain (loss) on foreign currency transactions	(47,735)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	10,013,835
Net change in unrealized appreciation (depreciation) on written options	99,399

Net realized and unrealized gain (loss)	(732,366)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$11,378,727

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2016 (Unaudited)		For the year ended October 31, 2015
OPERATIONS:
Net investment income	$12,111,093		$26,423,454
Net realized gain (loss)	(10,845,600)		41,830,286
Net change in unrealized appreciation (depreciation)	10,113,234		(208,773,939)

Net increase (decrease) in net assets applicable to common stock resulting from operations	11,378,727		(140,520,199)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(12,111,093	)*	(30,091,776)
In excess of net investment income	(7,144,294	)*	—
Net realized gain	(7,295,477	)*	(23,009,952)

Decrease in net assets from distributions to stockholders (Note 6)	(26,550,864)		(53,101,728)

Total increase (decrease) in net assets	(15,172,137)		(193,621,927)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	730,504,215		924,126,142

End of period (including distributions in excess of net investment income of $(7,336,795) and $(192,501), respectively)	$715,332,078		$730,504,215

*	Allocations to net investment income, net realized gain and/or return of capital will be determined at fiscal year end.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2016

(Unaudited)

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Income dividends received	$20,080,249
Interest paid on borrowings	(873,733)
Expenses paid	(5,022,483)
Purchase of long-term investment securities	(216,426,232)
Proceeds from sale of long-term investment securities	216,759,523
Net change in short-term investments	5,729,999
Return of capital distributions on investments	7,110,077
Proceeds from options written	486,659
Interest paid on floating rate mandatory redeemable preferred shares	(1,208,851)
Deferred offering costs	(90,220)
Net realized loss from foreign currency transactions	(47,735)

Net cash provided by operating activities		$26,497,253
Cash flows provided by (used in) financing activities:
Distributions paid	(26,550,864)
Offering costs on preferred shares	80,412

Net cash used in financing activities		(26,470,452)

Net increase in cash and cash equivalents		26,801
Cash and cash equivalents—beginning of period		203,024

Cash and cash equivalents—end of period		$229,825

Reconciliation of net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$11,378,727
Purchase of long-term investment securities	(216,426,232)
Proceeds from sale of long-term investment securities	216,759,523
Net change in short-term investments	5,729,999
Net realized loss on investments	10,797,866
Return of capital distributions on investments	7,110,077
Increase in written options	486,659
Net change in unrealized (appreciation) depreciation on investments and foreign currency translations	(10,013,836)
Net change in unrealized (appreciation) depreciation on written options	(99,399)
Net change in unrealized (appreciation) depreciation on foreign currency	21,127
Decrease in dividends receivable	632,900
Decrease in reclaims receivable	256,103
Increase in interest payable on borrowings	2,222
Decrease in expenses payable	(157,240)
Increase in interest payable on floating rate mandatory redeemable preferred shares	18,757

Total adjustments		15,118,526

Net cash provided by operating activities		$26,497,253

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2016 (Unaudited)	For the year ended October 31,					For the period ended October 31, 2011(1)
		2015		2014	2013	2012
PER SHARE DATA:
Net asset value, beginning of period	$19.26	$24.36		$21.81	$19.46	$19.59	$19.07 (2)

Net investment income	0.32	0.70		0.92	0.82	0.96	0.27
Net realized and unrealized gain (loss)	(0.02)	(4.40)		3.03	2.93	0.31	0.60

Net increase (decrease) from investment operations applicable to common stock	0.30	(3.70)		3.95	3.75	1.27	0.87

Distributions on common stock:
Net investment income	(0.32)	(0.79)		(1.03)	(0.87)	(0.93)	(0.24)
In excess of net investment income	(0.19)	—		—	—	—	—
Net realized gain	(0.19)	(0.61)		—	—	—	—
Return of capital	—	—		(0.37)	(0.53)	(0.47)	(0.11)

Total distributions	(0.70)	(1.40)		(1.40)	(1.40)	(1.40)	(0.35)

Net asset value, end of period	$18.86	$19.26		$24.36	$21.81	$19.46	$19.59

Per share market value, end of period	$16.60	$16.23		$21.92	$19.38	$18.35	$19.34

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Net operating expenses(3)	2.17%*	1.68%		1.55%	1.60%	1.69%	1.52%*
Net operating expenses, without leverage(3)	1.49%*	1.35	%(5)	1.26%	1.23%	1.25%	1.20%*
Gross operating expenses(3)	2.31%*	1.86%		1.79%	1.92%	2.03%	1.83%*
Net investment income	3.73%*	3.18%		4.02%	4.04%	4.99%	5.39%*

SUPPLEMENTAL DATA:
Total return on market value(4)	7.27%	(20.19)%		21.14%	13.69%	2.22%	(1.40)%
Total return on net asset value(4)	1.84%	(15.50)%		18.61%	20.14%	6.77%	4.70%
Portfolio turnover rate	21%	30%		29%	20%	21%	0%
Asset coverage ratio on borrowings, end of period	547%	557%		455%	412%	384%	385%
Asset coverage ratio on preferred stock, end of period	375%	381%		—	—	—	—
Net assets applicable to common stock, end of period (000’s omitted)	$715,332	$730,504		$924,126	$827,071	$738,117	$742,040

The accompanying notes are an integral part of these financial statements.

*	Annualized.
(1)	Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued.
(2)	Initial public offering price of $20.00 per share less sales load of $0.90 per share and offering costs of $0.03 per share.
(3)	Net operating expenses reflect the operating expenses of the Fund after giving effect to the reimbursement that the Fund’s investment adviser has contractually agreed to provide, as further detailed in Note 3 to the financial statements. Gross operating expenses reflect the operating expenses of the Fund without giving effect to such reimbursement.
(4)	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.
(5)	The net operating expense ratio, without leverage, at 10/31/15 previously reported as 1.41%, was corrected to 1.35% to exclude the expenses related to the issuance of preferred shares in August 2015.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2016

(Unaudited)

Note 1. Organization

Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on March 15, 2011. The Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued, as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund:

A.      Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the closing bid price, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the closing bid price of the exchange representing the principal market for such securities. Exchange traded options are valued at the last posted settlement price on the market where such option is principally traded and are classified as Level 1. If an option is not traded on the day prior to the expiration date of the option and the option is out of the money, the option will be valued at $0 and is classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B.      Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income and expense are recognized on the accrual basis.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the six months ended April 30, 2016, the Fund estimated that 93.8% of the MLP distributions received would be treated as a return of capital.

C.      Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2016

(Unaudited)

taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for the tax years 2012 to 2015 are subject to review.

D.      Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

E.      Derivative Financial Instruments: Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) covered call options, in an attempt to manage such risk and with the purpose of generating realized gains. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (strike price) at any time during the term of the option. A covered call option is an option written on a security held by the Fund.

When a call option is written (sold), the Fund receives a premium (or call premium) from the buyer of such call option and records a liability to reflect its obligation to deliver the underlying security upon the exercise of the call option at the strike price.

Changes in the value of the written options are included in “Net change in unrealized appreciation (depreciation) on written options” on the Statement of Operations. “Net realized gain (loss) on written options” on the Statement of Operations will include the following: (a) premiums received from holders on options that have expired, and (b) the difference between the premium received and the amount paid to repurchase an open option, including any commission. Premiums from options exercised are added to the proceeds from the sale of the underlying security in order to determine the net realized gain or loss on the security.

F.      Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2016

(Unaudited)

Note 3. Agreements and Management Arrangements

A.      Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser” or “DPIM”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser receives a monthly fee at an annual rate of 1.00% of Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The Adviser has contractually agreed to reimburse the Fund for certain expenses for a specified percentage of the Average Weekly Managed Assets as follows:

Period	Rate
Year 1	0.25%
Year 2	0.25%
Year 3	0.20%
Year 4	0.15%
Year 5	0.10%
Year 6	0.05%

The reimbursement waiver period began upon completion of the Fund’s initial public offering on July 29, 2011, and the waiver percentage is adjusted on each anniversary of that date.

B.      Administrator: The Fund has an Administration Agreement with Virtus Fund Services, LLC, an indirect, wholly owned subsidiary of Virtus (the “Administrator”). The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly net assets of the Fund.

C.      Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the six months ended April 30, 2016 were $86,375.

D.      Affiliated Shareholder: At April 30, 2016, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 7,159 shares of the Fund, which represent 0.02% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2016 were $195,516,656 and $201,370,412, respectively.

Note 5. Derivatives Transactions

The Fund’s investments in derivatives may represent economic hedges; however, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2016

(Unaudited)

which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2E above. During the six months ended April 30, 2016, the Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while forgoing some upside potential. For over-the-counter options the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. All written options have a primary risk exposure of equity price associated with them.

The Fund had transactions in options written during the six months ended April 30, 2016 as follows:

	Number of Contracts	Premium
Options outstanding at October 31, 2015	0	$0
Options written	5,780	486,659
Options closed (premiums paid $0)	—	—
Options expired	—	—
Options exercised	—	—

Options outstanding at April 30, 2016	5,780	$486,659

The average premiums received for call options written during the six months ended April 30, 2016, were $99,482. The average premiums received amount is calculated based on the average daily premiums received for the six months ended April 30, 2016.

The following is a summary of the derivative activity reflected in the financial statements at April 30, 2016 and for the six months then ended:

Statement of Assets and Liabilities		Statement of Operations
Assets: None	$—	Net realized gain (loss) on written options	$—

Liabilities: Written call options at value	(387,260)	Net change in unrealized appreciation (depreciation) on written options	99,399

Net asset (liability) balance	$(387,260)	Total net realized and unrealized gain (loss)	$99,399

Note 6. Distributions and Tax Information

At October 31, 2015, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Investments	$889,771,427	$159,952,674	($63,032,712)	$96,919,962

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to investments in MLPs.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2016

(Unaudited)

The Fund declares and pays quarterly distributions on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a Managed Distribution Plan) consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.35 per common share distribution level. The amount and timing of distributions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

The tax character of distributions to common shareholders during the years ended October 31, 2015 and 2014 was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$30,091,776	$39,060,682
Long term capital gains	23,009,952	—
Return of capital	—	14,041,046

Total distributions	$53,101,728	$53,101,728

The tax character of distributions paid in 2016 will be determined at the Fund’s fiscal year end October 31, 2016.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

At October 31, 2015, the Fund had no capital loss carryovers.

Note 7. Floating Rate Mandatory Redeemable Preferred Shares:

In 2015, the Fund issued 4,000,000 Floating Rate Mandatory Redeemable Preferred Shares (“MRP Shares”) in three series each with a liquidation preference of $25.00 per share. Proceeds from the issuances were used to reduce the size of the Fund’s credit facility.

Key terms of each series of MRP Shares at April 30, 2016 are as follows:

Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Mandatory Redemption Date
A	800,000	$20,000,000	3M LIBOR + 1.85%	2.48%	8/24/2020
B	1,600,000	40,000,000	3M LIBOR + 1.90%	2.53%	8/24/2022
C	1,600,000	40,000,000	3M LIBOR + 1.95%	2.58%	8/24/2025

Total	4,000,000	$100,000,000

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2016

(Unaudited)

The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization of these deferred offering costs of $90,220 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance of $1,203,669 is deducted from the carrying amount of the MRP Shares under the caption “Floating rate mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.

Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date which is the last day of each of March, June, September and December.

MRP Shares are subject to optional and mandatory redemption by the Fund in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which varies based on the date of redemption). The fair value of the MRP Shares is estimated to be their liquidation preference. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares at liquidation value.

In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.

Note 8. Borrowings

The Fund has a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $210,000,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance if the amount borrowed falls below 75% of the limit (the commitment fee). There were commitment fees paid of $0 for the six months ended April 30, 2016. The Agreement is renewable and can also be converted to a 1-year fixed term facility. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. For the six month ended April 30, 2016, average daily borrowings under the Agreement and the weighted daily average interest rate were $160,000,000 and 1.083%, respectively. At April 30, 2016, the Fund had outstanding borrowings of $160,000,000 at a rate of 1.165% for a one-month term.

Note 9. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2016

(Unaudited)

enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of three Independent Directors (since expanded to include all of the Independent Directors) and acts under a written charter that was most recently amended on May 11, 2011. A copy of the charter is available on the Fund’s website at www.dpgfund.com and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of multiple forms of leverage (preferred stock and borrowings under a credit facility), and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Contracts Committee with performance information for the Fund since the Fund’s inception in 2011 and for the 1-year period ended June 30, 2015, measured against two benchmarks: the Broadridge Sector Peer Group Average (leveraged closed-end equity funds selected by Broadridge Financial Services Inc. (“Broadridge”), an independent provider of investment company data) and a composite of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted to reflect the Fund’s investments in the relevant sectors covered by those indices (the “Composite Benchmark”). The Contracts Committee noted that, for the 1-year period ended June 30, 2015, and since the Fund’s inception, the Fund’s net asset value (“NAV”) total return and its market value total return each underperformed the Broadridge Sector Peer Group Average, and further noted that since inception, the Fund’s NAV total return had outperformed the Composite Benchmark, although its market value total return trailed the Composite Benchmark over that period. The Contracts Committee further considered that because current income is one of the components of Fund’s investment objective of total return, it was relevant to consider the Fund’s distribution rate as compared to the Composite Benchmark and its component indices. The Contracts Committee noted that, based on data provided by the Adviser, as of June 30, 2015, the Fund’s distribution rate, calculated on both an NAV and market value basis, exceeded the Composite Benchmark’s yield, and the yield of each component of the Composite Benchmark, and also exceeded the yield of the broader markets, as represented by the S&P 500 Index and the Dow Jones Industrial Average. The Contracts Committee noted that the Fund’s managed distribution plan, adopted earlier in 2015, provides for the Fund to distribute all available investment income to shareholders and, if sufficient investment income is not available on a quarterly basis, to distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 35 cent per share quarterly distribution level.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other utility funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was higher than the median of its Broadridge expense group; but (ii) the actual management fee rate was lower than the median of its Broadridge expense group both on the basis of assets attributable to common stock and on a total asset basis. The Contracts Committee further noted that the Fund’s total expense ratio, as reported by Broadridge, was below the median both on the basis of assets attributable to common stock and on a total asset basis. The Committee also considered the Adviser’s willingness to agree to contractually to reimburse the Fund for certain expenses—in effect offsetting a portion of the advisory fee—during the first six years of the Fund’s operations (see Note 3 to Financial Statements above).

The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee noted that the Fund was currently benefiting from a fee waiver. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedules for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and respond to changes in the financial markets and regulatory environment that could affect the amount and type of the Fund’s leverage and (7) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements. In this regard, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser does not use third-party soft dollar arrangements and that the Adviser has continued to seek opportunities to reduce brokerage costs borne by the Fund.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2017. On December 18, 2015, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2017.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com or on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 15, 2016. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:

	Shares Voted For	Shares Withheld
1. Election of directors*
Directors elected by the holders of the Fund’s common and preferred stock to serve until the Annual Meeting in the year 2019 or until their successors are duly elected and qualified:
Philip R. McLoughlin	37,671,032	562,589
Nathan I. Partain	37,707,937	525,684

Director elected by the holders of the Fund’s preferred stock to serve until the Annual Meeting in the year 2019 or until his successor is duly elected and qualified:
Robert J. Genetski	4,000,000	—

*	Directors whose term of office continued beyond this meeting are as follows: Donald C. Burke, Geraldine M. McNamara, Eileen A. Moran, Christian H. Poindexter, Carl F. Pollard and David J. Vitale.

Board of Directors

DAVID J. VITALE

Chairman

DONALD C. BURKE

ROBERT J. GENETSKI

CLIFFORD W. HOFFMAN

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Officers

NATHAN I. PARTAIN, CFA

President and Chief Executive Officer

DEBORAH A. JANSEN, CFA

Vice President and Chief Investment Officer

(until July 1, 2016)

ERIC ELVEKROG, CFA, CPA

Vice President and Chief Investment Officer

(Effective July 1, 2016)

ALAN M. MEDER, CFA, CPA

Treasurer and Assistant Secretary

JOYCE B. RIEGEL

Chief Compliance Officer

WILLIAM J. RENAHAN

Vice President and Secretary

W. PATRICK BRADLEY, CPA

Vice President and Assistant Treasurer

JACQUELINE M. PORTER

Vice President and Assistant Treasurer

DANIEL J. PETRISKO, CFA

Assistant Secretary

Duff & Phelps Global Utility Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DPG

Shareholder inquiries please contact:

Fund Services at (866) 270-7598 or

Email at Duff@virtus.com

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

(312) 368-5510

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent and Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

Custodian

The Bank of New York Mellon

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act of 1934 (“the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s proxy statement dated February 4, 2016 or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(c)	Exhibit 99(c)	Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the period ended April 30, 2016 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Global Utility Income Fund Inc.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain, President and Chief Executive Officer
(Principal Executive Officer)

Date	June 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain, President and Chief Executive Officer
(Principal Executive Officer)

Date	June 29, 2016

By (Signature and Title)	/s/ Alan M. Meder
Alan M. Meder, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date	June 29, 2016